UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRULIEVE CANNABIS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRULIEVE CANNABIS CORP.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF TRULIEVE CANNABIS CORP.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2022

April 28, 2022

This proxy statement is dated April 28, 2022, and is first being made available to shareholders on or about

April 28, 2022.

Trulieve Cannabis Corp.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2022 annual general meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 8, 2022 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2022.

The following matters will be considered at the Meeting:

•	The election of eight directors for the forthcoming year from the nominees proposed by the Board;

•

The re-appointment of Marcum LLP, as auditors for the Company and the authorization of the board of directors of the Company (the “Board”) to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. On or about April 28, 2022, we expect to make available the proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis on the “Investors” section of the Company’s website at www.trulieve.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 11, 2022 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to Broadridge (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 7, 2022 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 28, 2022
By Order of the Board of Directors

/s/ Eric Powers

Eric Powers
Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2022.

The Notice of Annual General Meeting and Proxy Statement are available online at the “Investors” section of our website at www.trulieve.com. The 2021 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2021, is also available online at the “Investors” section of our website at www.trulieve.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1-800-690-6903 OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2022

This proxy statement contains information about the 2022 annual general meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., to be held via live webcast on June 8, 2022 beginning at 10:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TCNNF2022. The board of directors (the “board of directors” or the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Trulieve” or similar terms refers to Trulieve Cannabis Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, FL 32351.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the last business day preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Corporate Secretary to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 available to shareholders on April 28, 2022.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs (December 31, 2026) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

Important Notice Regarding the Availability of Proxy Materials for the Annual General

Meeting of Shareholders to be Held on June 8, 2022:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 30, 2022, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at IR@trulieve.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the “Investors” section of our website at www.trulieve.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.

i

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 8, 2022 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•	receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or

•

be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

e-Delivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;

•	our proxy statement for the Meeting;

•	a Proxy Instrument or voting instruction card; and

•	our 2021 Annual Report on Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at IR@trulieve.com or by calling us at (844) 878-5438.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Trulieve Cannabis Corp.

Attn: Corporate Secretary

6749 Ben Bostic Road

Quincy, FL 32351

IR@trulieve.com

Note that in light of continued restrictions and orders imposed in connection with the novel coronavirus (“COVID-19”), you should allow more time for receipt and processing of physical mail than under normal circumstances.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•	The re-election of eight directors for the forthcoming year from the nominees proposed by the Board;

•	The re-appointment of Marcum LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “WITHHOLD” the re-election of nominees for election as directors and “FOR” or “WITHHOLD” the appointment of Marcum LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of its nominees for re-election to the Board and “FOR” the appointment of Marcum LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal		Required Vote
1.	The election of eight directors	Majority of the votes cast on the proposal
2.	Appointment and remuneration of auditors	Majority of the votes cast on the proposal

* The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, at meetings of shareholders at which directors are to be elected, shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the nominating and corporate governance committee of our Board (the “Nominating and Corporate Governance Committee”), will consider it and make a recommendation to the Board on whether or not to accept the resignation.

In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within ninety (90) days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at www.trulieve.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On April 11, 2022, there were 368 shareholders of record holding (i) 134,966,243 outstanding Subordinate Voting Shares; and (ii) 34 shareholders of record holding 492,178.99 outstanding Multiple Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/TCNNF2022. To participate in the Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 11, 2022 or if you hold a valid proxy to vote at the annual meeting.

You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TCNNF2022. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on April 11, 2022, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/TCNNF2022 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TCNNF2022. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/TCNNF2022).

How do I submit questions or comments for the Meeting?

We do not plan to take questions or comments during the Meeting. Shareholders may direct communications to the Company outside of the Meeting at our principal executive offices. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, FL 32351.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF MARCUM LLP (“MARCUM”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 7, 2022 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•

by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company c/o by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or

•	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on December 29, 2022 and must be submitted to our Corporate Secretary at Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, FL 32351. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 8, 2023). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposal 1—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Subordinate Voting Shares and an unlimited number of Multiple Voting Shares.

On April 11, 2022, there were 368 shareholders of record holding (i) 134,966,243 outstanding Subordinate Voting Shares; and (ii) 34 shareholders of record holding 492,178.99 outstanding Multiple Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of April 11, 2022, the Subordinate Voting Shares represent approximately 73.3% of voting rights attached to outstanding securities of the Company and the Multiple Voting Shares represent approximately 26.7% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of April 11, 2022 would be 184,184,142.

Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Notice-and-Access

The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the “Investors” section of our website at www.trulieve.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Trulieve Cannabis Corp.?

Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 30, 2022. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investors” section of our website at www.trulieve.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

835 - 409 Granville Street

Vancouver BC V6C 1T2

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Trulieve Cannabis Corp.

Attn: Corporate Secretary

6749 Ben Bostic Road

Quincy, FL 32351

IR@trulieve.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1 and 2 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the re-election of the eight nominees in Proposal 1 and “FOR” the appointment and remuneration of auditors in Proposal 2.

PROPOSAL 1—ELECTION OF DIRECTORS

The board currently consists of eight directors. The Board proposes to nominate at the Meeting each of Kim Rivers, Giannella Alvarez, Thad Beshears, Peter Healy, Richard May, Thomas Millner, Jane Morreau and Susan Thronson, each to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. The Board does not contemplate that any of the nominees will be unable to serve as a director of the Company. However, if anyone nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the board may recommend.

The following table and the notes thereto set out the name and age of each current director and director nominee (as of April 11, 2022), their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Kim Rivers(1)	43	Chair and Chief Executive Officer	Tallahassee, FL	2015
Giannella Alvarez(1)	62	Director	Austin, TX	2021
Thad Beshears(1)(2)	47	Director	Monticello, FL	2015
Peter Healy(1)(2)(3)(4)	70	Lead Director, Chair of Nominating and Corporate Governance	Hillsborough, CA	2019
Richard May(2)	44	Director	Quincy, FL	2017
Thomas Millner(1)(3)	68	Director, Chair of Audit Committee	Monticello, GA	2020
Jane Morreau(3)	63	Director	Louisville, KY	2021
Susan Thronson(2)(3)	60	Director, Chair of Compensation Committee	La Quinta, CA	2020

(1)	Nominating and Corporate Governance Committee member.
(2)	Compensation Committee member.
(3)	Audit Committee member.
(4)	Lead Director.

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Kim Rivers has served as the Chair of the board of directors and as Chief Executive Officer since 2015. She also previously served as President from 2015 until 2021. Ms. Rivers received her Bachelor’s degree in Multinational Business and Political Science from Florida State University and her Juris Doctorate from the University of Florida. Ms. Rivers is a member of the Georgia Bar Association and she spent several years in private practice as a lawyer where she specialized in mergers, acquisitions, and securities for multi-million dollar companies. For over a decade, Ms. Rivers has run numerous successful businesses from real estate to finance, including as Principal of Inkbridge LLC, an investment firm, since 2011. We believe Ms. Rivers is qualified to serve on our board of directors due to her service as our Chief Executive Officer and her substantial experience in the cannabis industry.

Giannella Alvarez has served as a member of our board of directors since 2021. Ms. Alvarez has experience in strategic planning, branding, innovation, digital marketing, consumer insights, technology, and scaling businesses. She was the Chief Executive Officer of Beanitos, Inc., a privately held snack food company from January 2018 until December 2019. Prior to that she served as President and Chief Executive Officer of Harmless Harvest, Inc., an organic beverage company from 2015 to 2018. Prior to joining Harmless Harvest, Ms. Alvarez held a number of increasingly senior positions in marketing, innovation and general management with Del Monte Corporation, Barilla S.p.A., The Coca Cola Company, Kimberly-Clark Corporation and Procter & Gamble. Ms. Alvarez currently serves as a director of Ruth’s Chris Hospitality Group, Driscoll’s and as board chair at Del Real Foods. She served at the board of Domtar Corporation from 2012 to 2021. We believe Ms. Alvarez is qualified to serve on our board of directors due to her broad global experience with branding, customer relations, franchising, international operations, corporate governance and ESG, as well as her executive leadership skills.

Thad Beshears has served as a member of our board of directors since 2015. Mr. Beshears is the Co-Owner and Chief Operating Officer of Simpson Nurseries LAA and has served as its President since 2015. He is responsible for all sales operations, production, and inventory tracking for the operation. Mr. Beshears is also the President and owner of Simpson Nurseries of Tennessee since 2013, where he develops and implements the company’s strategic vision while monitoring the market for opportunities for growth and expansion. Mr. Beshears is a founding member of Trulieve. We believe Mr. Beshears is qualified to serve on our board of directors due to his agricultural and cannabis industry experience.

Peter Healy has served as a member of our board of directors since 2019. An accomplished legal counsel with more than 30 years of experience, Mr. Healy manages a broad-based corporate practice, advising companies on a range of issues, including corporate governance, capital markets, mergers and acquisitions and private equity. His diverse clientele includes both public companies, private equity firms and major investment banking firms in a range of industries, including finance, technology, healthcare, biotechnology, real estate, consumer products, among others. He is currently a Partner at McDermott Will & Emery LLP. He previously was a Partner and Of Counsel at O’Melveny & Myers LLP from 1989 and March of 2020. He holds a Bachelor of Science degree in economics from Santa Clara University, an MBA degree (with distinction) from Cornell University and a JD degree from University of California Hastings. We believe Mr. Healy is qualified to serve on our board of directors due to his experience representing public and private companies in a wide variety of industries.

Richard May has served as a member of our board of directors since 2017. Mr. May is the President and co-owner of May Nursery, Inc., and has been with May Nursery, Inc. since 2002. He has sat on several agricultural industry and community boards, including as director and chairman of the Gadsden County Chamber of Commerce from 2010 to 2016, as the treasurer and trustee of the Robert F. Munroe Day School from 2012 to 2018 and as a director and president of the Southern Nursery Association from 2010 to 2016. Mr. May graduated from Auburn University with Bachelor of Science degrees in Agricultural Economics and Horticulture. He is a graduate of the Wedgeworth Leadership Institute for Agriculture and Natural Resources from the University of Florida, and a graduate of the Executive Academy for Growth and Leadership from Texas A&M. Mr. May is a founding member of Trulieve. We believe Mr. May is qualified to serve on our board of directors due to his agricultural and cannabis industry expertise.

Thomas Millner has served as a member of our board of directors since 2020. Mr. Millner brings a combination of executive leadership, merchandising and multichannel operational skills, and a strong philanthropic background to Trulieve. Mr. Millner, who has been retired since 2017, was formerly the CEO of Cabela’s, a direct marketer and specialty retailer of outdoor recreation merchandise, from 2009 to 2017. Prior to Cabela’s, Mr. Millner was president and CEO of North Carolina’s Remington Arms Company from 1994 to 2009, an American manufacturer of firearms and ammunition. Since 2014, Mr. Millner has served as a director and the chair of the audit committee of Best Buy, a multinational consumer electronics retailer. Mr. Millner previously served as a director and chair of the audit committee of Stanley Furniture, a furniture manufacturer and retailer from 2001 to 2008, as a director of Total Wine & More, a large, family-owned, privately held American alcohol retailer from 2015 to 2019 and as a director of Menards, a privately held home improvement company, from

2017 to 2019. We believe Mr. Millner is qualified to serve on our board of directors due to his service as an officer and director of large multi-state corporations in the United States.

Jane Morreau has served as a member of our board of directors since 2021. Ms. Morreau is a seasoned global finance executive and an experienced independent director, with a broad skill set and expertise that also includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Ms. Morreau most recently was the Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a position she held from 2014 to 2021. She joined Brown-Forman, the largest American-owned and publicly traded spirits and wine company with a global reach, in 1991, and held various senior management and executive leadership finance and operational roles during her 30-year career. Since 2021, Ms. Morreau has served as a director and the chair of the audit committee of Vita Coco, a leading high-growth platform of better-for-you beverage brands. She holds a Bachelor of Science degree in accounting (with high honors) and an MBA degree, both from the University of Louisville and is a Certified Public Accountant. We believe Ms. Morreau is qualified to serve on our board of directors due to her significant corporate finance strategy and executive leadership experience, her board of director service, and overall broad set of skills.

Susan Thronson has served as a member of our board of directors since 2020. Ms. Thronson is an experienced independent director with global digital, ecommerce and loyalty marketing experience. Ms. Thronson held various operational roles at Marriott International from 1989 to 2005, and was Senior Vice President of Global Marketing for Marriott International from 2005 to 2013, leading Marriott’s worldwide integrated marketing strategy and execution for its 15 hotel brands. Since 2013, Ms. Thronson has been self-employed as a management consultant. Ms. Thronson formerly served as a director of Angie’s List from 2012 to 2017, an internet service company, and SONIC Drive-In from 2015 to 2018, an operator of an American drive-in fast-food restaurant chain based in Oklahoma City, Oklahoma. She has maintained a National Association of Corporate Directors Governance Fellow credential since 2015 and holds a Bachelor of Arts in Journalism from the University of Nevada, Reno. We believe Ms. Thronson is qualified to serve on our board of directors due to her service in the hospitality industry and on the board of directors of corporations with operations across the United States.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Majority Voting for Election of Directors

The Board has adopted the Majority Voting Policy. Pursuant to the Majority Voting Policy, at meetings of Shareholders at which directors are to be elected, Shareholders will vote in favor of, or withhold from voting for, each nominee separately. If, with respect to any particular nominee, the number of votes withheld exceeds the votes cast in favor of the nominee, then pursuant to the Majority Voting Policy the nominee shall be considered not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. An individual who is considered under the Majority Voting Policy not to have the support or confidence of the Shareholders is expected forthwith to submit his or her resignation from the Board. Upon receiving such resignation, the Nominating and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation.

In reviewing the Nominating and Corporate Governance Committee’s recommendation, the Board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional factors as the Board considers relevant. The Board is expected to accept the recommendation of the Nominating and

Corporate Governance Committee and to otherwise accept the resignation offer except in situations where exceptional circumstances would warrant the director continuing to serve on the Board. A director who has tendered a resignation pursuant to this policy will not participate in any deliberations of the Nominating and Corporate Governance Committee or the Board with respect to his or her resignation. The resignation will be effective when accepted by the Board. Within 90 days of receiving a director’s resignation, the Board will make a decision and issue a press release either announcing the resignation of the director or explaining why it has not been accepted. In determining whether or not to accept the resignation, the Board will take into account the factors considered by the Nominating and Corporate Governance Committee and any other factors the Board determines are relevant.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual general meeting of shareholders (including an annual and special meeting), not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Executive Compensation,” below, since January 1, 2021, the Company has entered into the following Related Party Transactions:

Related Party Loans

During the years ended December 31, 2016, 2017, 2018 and 2019, we entered into various promissory notes and lines of credit with C2C and other entities controlled by Benjamin Atkins, a former director and shareholder of Trulieve, to finance the buildout of various dispensary locations. Each promissory note and line of credit bears 8% annual interest and, depending on the amount, matures between one to three years from initial issuance or drawdown. Pursuant to the terms of the promissory notes and lines of credit, we have paid aggregate principal of $221,633, $1,541,134, $1,520,079, $940,828 and $4,011,562 and interest of $231,144, $717,924, $680,812, $393,275 and $419,726 during the years ended December 31, 2017, December 31, 2018, December 31, 2019, December 31, 2020, and December 31, 2021, respectively. The largest aggregate principal amount outstanding since January 1, 2017 for the promissory notes and lines of credit with C2C and all other entities controlled by Mr. Atkins, including Clearwater GPC (discussed below), is $12,569,363. On February 28, 2021, $11,562 of principal remaining under a promissory note issued to Venice Property Group, LLC, an entity controlled by Mr. Atkins, was repaid. On November 11, 2021, the aggregate outstanding principal amount under the promissory notes with Mr. Atkins were repaid in full. All lines of credit previously outstanding have been drawn and have either matured or been repaid, and no such lines of credit remain outstanding.

In September 2017, Trulieve US issued a $1,300,000 promissory note to a shareholder of the Company (the “Beshears Note”). The Beshears Note bears interest at an annual rate of 12%. The Beshears Note, would have matured in January 2018, but was rolled into a subsequent financing and exchanged for the Clearwater GPC, Traunch Four and Rivers Notes (discussed below).

In November 2017, Trulieve US issued a $1,844,596 promissory note to Inkbridge, LLC (the “Inkbridge Note”), an entity controlled by Kim Rivers, our Chief Executive Officer. The Inkbridge Note bears interest at an annual rate of 12% and would have matured in November 2019, but it was rolled into a subsequent financing and exchanged for the Clearwater GPC, Traunch Four and Rivers Notes (discussed below).

In April 2018, we borrowed an original principal amount of $6,000,000 from Clearwater GPC, an entity controlled by Mr. Atkins, evidenced by an unsecured promissory note. The maturity date of the note was April 2, 2020 with interest accruing at 12% per annum. We were required to make monthly interest payments to the lender and all outstanding principal and any unpaid accrued interest was due and payable in full on maturity. The note was paid in full in connection with the reverse takeover of Schyan Exploration Inc. (“Schyan”) by Trulieve, Inc. and the change in the business of Schyan from a mining issuer to a marijuana issuer (the “Transaction”) in September 2018. During the term of the note, we made interest payments in the aggregate amount of $357,616.

In May 2018, we borrowed an aggregate original principal amount of $12,000,000 evidenced by two unsecured promissory notes (each the “Traunch Four Note” and the “Rivers Note” and collectively, the “Notes”). The Traunch Four Note has an original principal amount of $6,000,000 and was issued to Traunch Four, LLC, an entity whose direct and indirect owners include Kim Rivers, our Chief Executive Officer and Chair of the Board, as well as Thad Beshears, Richard May, both of whom are directors of Trulieve, George Hackney, a former director of Trulieve, and certain of Richard May’s family members. The Rivers Note has an original principal amount of $6,000,000 and was issued to Kim Rivers. Each Note originally matured on May 24, 2020 and accrues interest at a 12% per annum. Each Note was amended in December 2019 to extend its maturity date one year to May 24, 2021 and then was further amended in May 2021 to extend its maturity date to May 24, 2022, and all other terms remain unchanged. On November 11, 2021, $6,000,000 of principal remaining under the Traunch Four Note and $6,000,000 of principal remaining under the Rivers Note, was repaid in full. During the respective terms of the Notes, we made interest payments in the aggregate amount of $2,483,671 and $2,483,671 under the Traunch Four Note and the Rivers Note, respectively.

Burnette Construction

J.T. Burnette, the spouse of Kim Rivers, our Chief Executive Officer and Chair of the board of directors, is a 10% owner of Burnette Construction (“Supplier”), that provides construction and related services to us. The Supplier is responsible for the construction of our cultivation and processing facilities, and provides labor, materials and equipment on a cost-plus basis. For the years ended December 31, 2021, and 2020, property and equipment purchases totaled $148.4 million and $96.7 million, respectively. As of December 31, 2021, and 2020, $11.4 million and $10.4 million was included in accounts payable in the consolidated balance sheets. For the facility located in Holyoke, Massachusetts, the Company paid $2,645,283 as of December 31, 2019, $34,329,106 as of December 31, 2020, and $6,795,163 as of December 31, 2021. For the facilities located in Florida, the Company paid $37,273,470 as of December 31, 2019, $43,250,370 as of December 31, 2020 and $133,936,602 as of December 31, 2021. For the facility located in Lesage, West Virginia, the Company paid $18,993,218 as of December 31, 2021. The use of the Supplier was reviewed and approved by the independent members of the board of directors, and all invoices are reviewed by our Chief Legal Officer. As of January 1, 2022, the Supplier is no longer a related party of the Company.

Leases with Related Parties

We lease a cultivation facility in Quincy, Florida from One More Wish, LLC, which is an entity that is directly or indirectly owned by Kim Rivers, our Chief Executive Officer and Chair of the board of directors, George Hackney, a former member of our board of directors, and Richard May, a member of our board of directors. Pursuant to the terms of the lease, we have paid aggregate rent of $3,870, $15,485, $15,480 and $16,456 for the years ended December 31, 2018, December 31, 2019, December 31, 2020, and December 31, 2021, respectively. The total aggregate amount of periodic payments and installments due on or after December 31, 2021 for this lease is $109,786.

We lease a corporate office facility in Tallahassee, Florida from One More Wish II, LLC, which is an entity that is directly or indirectly owned by Kim Rivers, our Chief Executive Officer and Chair of the board of directors, George Hackney, a former member of our board of directors, and Richard May, a member of our board of directors. Pursuant to the terms of the lease, we have paid aggregate rent of $55,088, $165,297, $168,929 and $165,323 for the years ended December 31, 2018, December 31, 2019, December 31, 2020, and December 31, 2021, respectively. The total aggregate amount of periodic payments and installments due on or after December 31, 2021 for this lease is $1,237,580.

We lease retail, cultivation, office and training facilities from the following real estate holding companies that are managed and controlled by Mr. Atkins: 1730 Calumet RE Holding, LLC, Beach Office Holdings, LLC, Bradenton 14 RE Holding, LLC, Broward RE Holdings, LLC, Dania RE, LLC, Gainesville 6th Street RE, LLC, HWY 19 RE Group II, LLC, HWY 19 RE Group, LLC, Miami RE Holding Group of CLW, LLC, North Orange

Blossom Orlando RE Holding, LLC, Oviedo Executive RE LLC, Palm Coast RE, LLC, PS Prop CO Holdings, RE Beach Jax, LLC, Real Estate Holding Group NPR, LLC, SP 4th RE Holding, LLC, Tall RE Development LLC, TPA Real Estate 8701 NDM, LLC, Venice Property Group, LLC and Vero FL Commerce RE, LLC. Pursuant to the terms of these leases, we have paid aggregate rent of $553,368, $1,980,092, $3,094,617, $3,299,026 and $2,567,652 for the years ended December 31, 2017, December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021, respectively. The total aggregate amount of periodic payments and installments due on or after January 1, 2019 for these leases is $21,798,127. In August 2021, Mr. Atkins sold the properties associated with the following real estate holding companies: Beach Office Holdings, LLC, Dania RE, LLC, Gainesville 6th Street RE, LLC, Miami RE Holding Group of CLW, LLC, Oviedo Executive RE, LLC, Palm Coast RE, LLC, RE Beach Jax, LLC, Tall RE Development, LLC, Venice Property Group, LLC, and Vero FL Commerce RE, LLC. The total aggregate amount of periodic payments and installments due on or after December 31, 2021 for the remaining related party leases with Mr. Atkins is $4,851,406.

Harvest of Ohio LLC

On October 1, 2021, the Company completed its acquisition of Harvest Health & Recreation Inc. (“Harvest”). Prior to the acquisition, Harvest issued two secured promissory notes to Harvest of Ohio LLC, which is owned 49% by Mr. White, our President. The first secured promissory note was issued in February 2020 in the original principal amount of $5.0 million, accrues interest at a rate of 6% per annum due at maturity and will mature on March 21, 2023. The note was subsequently amended to $5.4M on February 10, 2021 and the second secured promissory note was issued in February 2021 in the original principal amount of $3.0 million, accrues interest at a rate of 17% per annum due at maturity and will mature on March 21, 2024.

Policy Regarding Related Party Transactions

Our board of directors has adopted written policies and procedures for the review and approval of any transaction, arrangement or relationship between us and a related party by our Nominating and Corporate Governance Committee. Our board of directors plans to amend these policies and procedures to provide for review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person will be required to report the proposed related person transaction to our Chief Legal Officer. The amended policy will call for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Nominating and Corporate Governance Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The amended policy will permit the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed at least quarterly.

A related person transaction reviewed under the amended policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, we expect our board of directors will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the amended policy:

•

Compensation to an executive officer or director if the compensation is required to be reported in our proxy statement pursuant to Item 402 of Regulation S-K or compensation to an executive officer who is not an immediate family member of another related person, if such compensation would have been required to be reported under Item 402 as compensation earned for services provided to us if the executive was a “named executive officer” in the proxy statement and such compensation has been approved, or recommended to our board of directors for approval, by the compensation committee of our board of directors (the “Compensation Committee”);

•

Transactions that are in our ordinary course of business and where the interest of the related person arises only (a) from the related person’s position solely as a director of another corporation or organization that is a party to the transaction; (b) from the direct or indirect ownership by such related person and all other related persons, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction; (c) from both such positions described in (a) and such ownership described in (b); or (d) from the related person’s position as a limited partner in a partnership in which the related person and all other related persons, in the aggregate, have an interest of less than 5%, and the related person is not a general partner of and does not otherwise exercise control over the partnership;

•

Transactions that are in our ordinary course of business and where the interest of the related person arises solely from the ownership of a class of our equity securities and all holders of such class of our equity securities will receive the same benefit on a pro rata basis; and

•	Transactions where the rates or charges involved in the transactions are determined by competitive bids.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2021 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF THE NOMINEES IN PROPOSAL 1.

PROPOSAL 2: APPOINTMENT AND REMUNERATION OF AUDITORS

The members of the audit committee of our Board (the “Audit Committee”) and our Board believe the retention of Marcum LLP (“Marcum”) as our independent registered accounting firm for the ensuring year is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Marcum are expected to attend the Meeting.

Change in Independent Registered Public Accounting Firm

Our Audit Committee has engaged our current independent accountants, Marcum, to serve as our independent accountants and to audit our consolidated financial statements for 2022.

In connection with its selection of Marcum as our independent accountants, the Audit Committee received the written disclosures and letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Audit Committee concerning its independence. Based on its evaluation, the Audit Committee believes that Marcum is independent and that it is in our and our shareholders’ best interests to appoint Marcum as our independent accountants for 2022.

Our Audit Committee first engaged Marcum as our independent accountants to audit our consolidated financial statements for 2021, and approved the terms of its engagement, on July 5, 2021. Marcum replaced MNP LLP which had audited our financial statements for 2020 and resigned as our independent accountants on July 5, 2021. It had served as our independent accountants since 2018. On July 7, 2021, the Company filed a Current Report on Form 8-K disclosing this change.

The audit reports of MNP LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period through July 5, 2021, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) between the Company and MNP LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP LLP, would have caused MNP LLP to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such periods, and (ii) there were no reportable events of the type described in item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through July 5, 2021, neither the Company nor anyone acting on its behalf consulted with Marcum regarding any of the matters described in items 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Independent Accountant Fees and Services

Marcum has served as our independent registered public accounting firm since 2021. The engagement of Marcum was approved by the Audit Committee and the Board. Marcum completed an audit of the Company’s financial statements for the year ended December 31, 2021.

The following table presents fees for professional services and other services rendered by Marcum and MNP, our independent registered public accounting firms, for the years ended December 31, 2021 and 2020, respectively.

	Marcum 2021	MNP 2020
Audit Fees	$2,723,308	$763,517
Audit Related Fees	$151,279	$267,586
Tax Fees	—	—
All Other Fees	—	—

Total Fees Paid	$2,874,587	$1,031,103

Audit fees. Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports. Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.

Audit-related fees. Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant more specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax fees. Tax fees consists of fees for services related to tax compliance and tax due diligence.

All Other Fees. All other fees represent fees for products and services provided by Marcum and MNP that are not included in the service categories above.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of Marcum’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Trulieve Cannabis Corp. under the Securities Act of 1933, as amended (the “Exchange Act”).

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with management. The Audit Committee has also discussed with Marcum, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Marcum its independence, and received from Marcum the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed Marcum, with and without management present, the scope and results of Marcum’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee of the Board

Thomas Millner (Chair)

Peter Healy

Jane Morreau

Susan Thronson

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND TO FIX THE REMUNERATION AND TERMS OF ENGAGEMENT OF OUR AUDITORS IN PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Subordinate Voting Shares and Multiple Voting Shares, as of April 11, 2022, by:

•	each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5.0% of our Subordinate Voting Shares;

•	each of our directors;

•	each of our named executive officers; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any Super Voting Shares, Multiple Voting Shares and Subordinate Voting Shares that a person that are has the right to acquire within sixty (60) days of April 11, 2022 through the exercise of stock options, warrants or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Each shareholder’s percentage ownership is based on 134,966,243 Subordinate Voting Shares, 492,178.99 Multiple Voting Shares and no Super Voting Shares that were issued and outstanding as of April 11, 2022. Except as otherwise indicated, the address of each of the persons in this table is c/o Trulieve Cannabis Corp., 6749 Ben Bostic Road, Quincy, FL 32351.

	Subordinate Voting Shares(1)		Multiple Voting Shares		Total(2)		Voting(3)
Name of Beneficial Owner	Number Beneficially Owned	% of Subordinate Voting Shares Beneficially Owned	Number Beneficially Owned	% of Multiple Voting Shares Beneficially Owned	Number of Shares of Capital Stock Beneficially Owned	% of Total Capital Stock Beneficially Owned	% of Voting Capital Stock Beneficially Owned
Kim Rivers(4)	307,105	*	169,734	34.49%	17,280,506	9.38%	9.38%
Steven M. White(5)	2,595,591	1.92%	—	—	2,595,591	1.41%	1.41%
Alex D’Amico	151,943	*	—	—	151,943	*	*
Eric Powers	92,076	*	—	—	92,076	*	*
Timothy Morey	92,011	*	—	—	92,011	*	*
Kyle Landrum	92,024	*	86.68	*	100,692	*	*
Rebecca Young	6,421	*	—	—	6,421	*	*
Giannella Alvarez	7,889	*	—	—	7,889	*	*
Thad Beshears (6)	5,460,634	4.04%	90,000	18.29%	14,460,634	7.85%	7.83%
Peter Healy	56,170	*	—	—	56,170	*	*
Richard May	493,615	*	2,269	*	720,515	*	*
Thomas Millner	58,478	*	—	—	58,478	*	*
Jane Morreau	7,889	*	—	—	7,889	*	*
Susan Thronson (7)	64,250	*	—	—	64,250	*	*
All directors and executive officers as a group	9,486,096	7.03%	262,089.68	53.25%	35,695,064	19.38%	19.38%
Shade Leaf Holding, LLC (8)	—	—	80,001	16.25%	8,000,100	4.34%	4.34%
Telogia Pharm, LLC (9)	—	—	85,918	17.46%	8,561,800	4.66%	4.66%

*	Indicates percentage of less than 1.0%

(1)

Includes Subordinate Voting Shares subject to stock options that are or become exercisable within sixty (60) days of April 11, 2022 and shares underlying RSUs that will be settled within sixty (60) days of April 11, 2022 as follows:

Stock Options
Kim Rivers	225,626
Steven M. White	219,375
Alex D’Amico	151,765
Eric Powers	92,076
Timothy Morey	92,011
Kyle Landrum	92,024
Rebecca Young	6,421
Giannella Alvarez	7,889
Thad Beshears	45,634
Peter Healy	56,170
Richard May	45,634
Thomas Millner	58,478
Jane Morreau	7,889
Susan Thronson	58,478

(2)	Total share values are on an as-converted basis. Multiple Voting Shares covert into Subordinate Voting Shares on a one for one hundred basis.
(3)

The voting percentages differ from the beneficial ownership percentages because Trulieve’s securities have different voting rights. Holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share can be converted (100 votes per Multiple Voting Share).

(4)

Includes 9,867 Multiple Voting Shares held by Traunch IV LLC over which Ms. Rivers may be deemed to exercise voting and investment control. Ms. Rivers disclaims beneficial ownership of the shares of capital stock held by Traunch IV LLC, except to the extent of her pecuniary interest therein. Excludes 2,285,178 Subordinate Voting Shares underlying outstanding vested restricted stock units (each and “RSU”, and collectively, “RSUs”), held by Ms. Rivers that will be issued upon settlement within sixty (60) days of September 15, 2024.

(5)

Includes 1,027,093 Subordinate Voting Shares held by SLAR Investments LLC and 1,349,123 Subordinate Voting Shares held by Razor Investments LLC over which Mr. White may be deemed to exercise voting and investment control. Mr. White disclaims beneficial ownership of the shares of capital stock held by Slar Investments LLC and Razor Investments LLC except to the extent of his pecuniary interest therein.

(6)

Includes 3,000,000 Subordinate Voting Shares and 45,000 Multiple Voting Shares held by The Beshears 2020 Trust DTD 07/07/2020 over which Mr. Beshears may be deemed to exercise voting and investment control. Mr. Beshears disclaims beneficial ownership of the shares of capital stock held by The Beshears 2020 Trust DTD 07/07/2020, except to the extent of his pecuniary interest therein.

(7)

Includes 5,772 Subordinate Voting Shares held by THRONSON FAMILY TRUST UA JUL 21, 2014 over which Ms. Thronson, as a trustee, may be deemed to exercise voting and investment control. Ms. Thronson disclaims beneficial ownership of the shares of capital stock held by THRONSON FAMILY TRUST UA JUL 21, 2014, except to the extent of her pecuniary interest therein.

(8)

Based upon the Schedule 13G filed on February 14, 2022, F. Ashley May is the manager of Shade Leaf and has voting and investment power over the shares of capital stock held by such entity. F. Ashley May disclaims beneficial ownership of the shares of capital stock held by Shade Leaf, except to the extent of his pecuniary interest therein. F. Ashley May is located in Havana, Florida. Richard May, a director of the Company, has a pecuniary interest in the shares of capital stock held by Shade Leaf Holding LLC.

(9)

Based upon the Schedule 13G filed on February 14, 2022, C. Joseph Hackney is the manager of Telogia and he has voting and investment power over the shares of capital stock held by such entity. C. Joseph Hackney disclaims beneficial ownership of the shares of capital stock held by Telogia Pharm, except to the extent of his pecuniary interest therein. C. Joseph Hackney is located in Quincy, Florida. George Hackney, Sr., a former director of the Company, has a pecuniary interest in the shares of capital stock held by Telogia Pharm LLC.

CORPORATE GOVERNANCE

Board of Directors

Our Articles of Incorporation, as amended to date, which we refer to as our Articles, provide for a minimum of one director and a maximum of 10 directors. Our shareholders have authorized the board of directors, by resolution, to determine the number of directors within the minimum and maximum number of directors set out in our Articles. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The board of directors currently consists of eight directors. Our business and affairs are managed by or under the direction of the board of directors. Pursuant to the Trulieve Corporate Governance Guidelines (“Guidelines”), and a mandate from our board of directors (“Board Mandate”), the board of directors may establish one or more committees of the board of directors, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law.

We are not currently subject to listing requirements of any national securities exchange which requires that a majority of the board of directors be “independent.” All but one of the eight directors are considered to be independent under the Canadian Securities Administrators Guidelines and in accordance with National Instrument 52-110—Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment. Our independent directors are Giannella Alvarez, Thad Beshears, Peter Healy, Richard May, Thomas Milner, Jane Morreau and Susan Thronson. Kim Rivers is not independent, given that she is our Chief Executive Officer.

The board of directors holds regularly scheduled meetings and at such meetings our independent directors meet in executive session. In 2021, the board of directors has appointed Peter Healy to serve as our lead independent director.

The board of directors held nine meetings and took eight actions by unanimous written consent during the year ended December 31, 2021. In 2021, each person serving as a director attended at least 75% of the total number of meetings of our board of directors and any committee on which he or she served.

Our directors are expected to attend our Annual Meeting of Shareholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the board of directors in advance of the Annual Meeting. All of our directors attended the annual meeting in 2021.

We do not currently have a process for Shareholders to send communications to the board of directors. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company at our principal executive offices. The mailing address of our principal executive offices is 6749 Ben Bostic Road, Quincy, FL 32351.

Board Committees

At present, the board of directors has three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The board of directors will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the board of directors in October 2018.

Audit Committee

The board of directors has established an Audit Committee. The Audit Committee is currently composed of four members: Thomas Millner (Chair), Peter Healy, Jane Morreau and Susan Thronson.

Each of the members of the Audit Committee meets the independence requirements pursuant to NI 52-110 and each is financially literate within the meaning of NI 52-110.

The Audit Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Audit Committee are to assist the board of directors in discharging the oversight of:

•	the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements;

•	our compliance with legal and regulatory requirements;

•	our external auditors’ qualifications and independence;

•	the work and performance of our financial management and our external auditors; and

•

our system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance, and risk management established by management and the board of directors.

In fulfilling its responsibilities, the Audit Committee meets regularly with our auditor and key management members.

The Audit Committee has access to all of our books, records, facilities and personnel and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee. The Audit Committee is responsible for the pre-approval of all non-audit services to be provided by our auditors. The Audit Committee held six meetings in 2021.

Compensation Committee

The board of directors has established a Compensation Committee. The Compensation Committee is currently composed of four members: Susan Thronson (Chair), Thad Beshears, Peter Healy and Richard May. All of the members of the Compensation Committee are independent for purposes of NI 58-101. A director is considered independent for the purposes of NI 58-101 if he or she has no direct or indirect “material relationship” with the issuer, where “material relationship” is defined as a relationship that could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of a member’s independent judgement.

The Compensation Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Compensation Committee are to assist the board of directors in discharging its oversight of:

•	executive and director compensation;

•	executive compensation disclosure;

•	management development and succession;

•	administering the Company’s equity plans that may be in effect from time to time, in accordance with the terms of such plans; and

•	any additional matters delegated to the Compensation Committee by the board of directors.

The Compensation Committee held seven meetings in 2021.

Nominating and Corporate Governance Committee

The board of directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently composed of five members: Peter Healy (Chair), Giannella Alvarez, Thad Beshears, Thomas Millner and Kim Rivers. All of the members of the Nominating and Corporate Governance Committee other than Ms. Rivers are independent for purposes of NI 58-101.

The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our corporate website at https://investors.trulieve.com/. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to assist the board of directors in discharging its oversight of:

•	corporate governance policies and practices;

•	corporate governance disclosure;

•	the identification of individuals qualified to become new board of directors members and the recommendation of nominees to the board of directors;

•	the review and, if appropriate, approval of all related-party transactions;

•	the review and assessment of the independence of each of the directors;

•	the review of our orientation and continuing education programs for our directors; and

•	any additional matters delegated to the Nominating and Corporate Governance Committee by the board of directors.

The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposal 1—Election of Directors” in this proxy statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors. The Nominating and Corporate Governance Committee held four meetings in 2021.

Board Oversight of Enterprise Risk

One of the key functions of our board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee and instead administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Board Leadership

The position of chairman of the board of directors, is currently held by Kim Rivers, our Chief Executive Officer. As Chairman of the Board and Chief Executive Officer, Ms. Rivers focuses on the day-to-day operation of the business, our overall leadership and strategic direction, guidance of senior management and leadership of the board of directors.

In 2021, to optimize the effectiveness and independence of the board of directors, the board of directors adopted a Lead Director Charter pursuant to which, in circumstances where the chairman of the board of directors is not independent, then the independent directors will elect a non-management and independent lead director. Peter Healy was appointed as Lead Director in May 2021. The duties of the lead director include, but are not limited to: (i) presiding at meetings or “executive sessions” of the independent directors; (ii) presiding at meetings of the board of directors in the absence of the chairman or upon the request of the chairman; (iii) calling meetings of the independent directors, as appropriate; (iv) serving as a liaison to facilitate communications between other members of the board of directors, the chairman and the chief executive officer, without inhibiting direct communications between and among such persons; (v) advising and consulting with the chairman and the chief executive officer on, and approving, board and committee meeting schedules and agenda items; (vi) advising and consulting with the chairman and the chief executive officer on the general scope and type of information to be provided in advance and/or to be presented at Board meetings; (vii) in coordination with the chairman and the chief executive officer, serving as a liaison to shareholders who request direct communications and consultation with the Board; (viii) consulting with inside and outside counsel and other advisors as he or she deems appropriate in fulfilling the Lead Director role; (ix) collaborating with the Compensation Committee regarding the annual performance evaluation of the chief executive officer; and (x) collaborating with the Nominating and Corporate Governance Committee on matters related to Board effectiveness and independence including the performance and structure of the Board and its committees, and the performance of individual directors.

Corporate Governance Principles and Code of Ethics

The board of directors is committed to sound corporate governance principles and practices. The board of directors’ core principles of corporate governance are set forth in the Guidelines, which were adopted by the board of directors in October 2018. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the board of directors also adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics and the Guidelines are available on our corporate website at https://investors.trulieve.com/. You also may obtain a printed copy of the Code of Ethics and Principles by sending a written request to: Investor Relations, Trulieve Cannabis Corp 6749 Ben Bostic Road, Quincy, Florida, 32351.

Compensation Committee Interlocks and Insider Participation

During 2021, our Compensation Committee members were Susan Thronson (Chair), Thad Beshears, Peter Healy and Richard May, none of whom currently is, or formerly was, an officer or employee of Trulieve. None of our executive officers served as a member of the board of directors or Compensation Committee of any other company that had one or more executive officers serving as a member of our board of directors or Compensation Committee.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 11, 2022:

Name	Age	Position(s)
Kim Rivers	43	Chair and Chief Executive Officer
Steven M. White	48	President
Alex D’Amico	46	Chief Financial Officer
Eric Powers	53	Chief Legal Officer and Corporate Secretary
Timothy Morey	59	Chief Sales Officer
Kyle Landrum	36	Chief Production Officer
Rebecca Young	41	Chief Accounting Officer

Biographical Information

The biography of Kim Rivers can be found under “Proposal 1 – Election of Directors.” The following is biographical information for our other executive officers:

Steven M. White has served as our President since 2021. Mr. White co-founded Harvest Health & Recreation in 2011 and served as Chief Executive Officer until the acquisition of the company by Trulieve in 2021. As an early pioneer in the U.S. legal cannabis industry, Mr. White led Harvest Health & Recreation as it grew from a single dispensary to become one of the top multi-state operators with cultivation, manufacturing, and retail operations in several markets. Mr. White spearheaded one of the industry’s most successful license application teams, paving the way for rapid growth through organic license awards and capital efficient expansion. As a former litigator, Steve White successfully navigated the complex patchwork of different regulatory regimes across various U.S. markets while advocating for expanded access to cannabis for patients and adult use consumers. He serves as a member of the board of the charitable organization Harvesting Hope. Mr. White graduated from Arizona State University Honors College summa cum laude with a B.S. in Political Science and earned a Juris Doctorate from Washington & Lee University, School of Law.

Alex D’Amico has served as our Chief Financial Officer since 2020. Mr. D’Amico brings over 20 years of accounting and finance experience in technology, healthcare, entertainment and advertising. He has held several senior finance and executive roles at companies such as Cognizant, where he served as Finance Director from 2015 to 2018, and Telaria, where he served as Vice President of Finance and Controller from 2018 to 2020. Prior to such roles, Mr. D’Amico also held senior finance and executive roles at public companies Quest Diagnostics and Synvista Therapeutics. Mr. D’Amico is a growth-oriented business leader with a unique ability to scale an organization cross-functionally while operating in a public landscape. He has an extensive history of assembling high-powered teams and driving toward strategic initiatives. Mr. D’Amico graduated from Rutgers University summa cum laude, where he received his Bachelor of Science degree in Accounting, and is a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants and Financial Executives International.

Eric Powers has served as our Chief Legal Officer and Corporate Secretary since 2021, after being promoted from his position as General Counsel and Corporate Secretary, a position he served in since 2019. Prior to joining Trulieve, Mr. Powers spent 13 years, from 2005 to 2018, as an in-house attorney for Crawford & Company, a publicly-traded insurance services firm, where he served in numerous roles within the legal department, most recently as Vice President and Corporate Secretary. Mr. Powers was in private practice for over 10 years with the law firms of Troutman Sanders, from 2000 to 2005, and Capell & Howard, from 1994 to 2000, specializing in corporate and tax law. Overall, Mr. Powers brings more than 25 years of legal experience to Trulieve, with a broad background in corporate law. Mr. Powers holds a J.D. from The University of Alabama Law School and a B.A. from Auburn University. Mr. Powers also received an LL. M. in Taxation from New York University.

Timothy Morey has served as our Chief Sales Officer since 2019, and previously as our Director of Retail in 2019. Mr. Morey has over 15 years of retail sector experience, with a focus on operational best practices and leveraging technology to enhance consumer engagements. Most recently, Mr. Morey served as Senior Director of Store Operations for Finish Line from October 2013 to September 2018, overseeing more than 900 stores and 45 district sales managers. Mr. Morey is a resident of Tallahassee, Florida and holds an associate degree, applied science, from Snow College, Utah.

Kyle Landrum has served as our Chief Production Officer since 2019, after being promoted from his position as Cultivation Manager, a position he served in since 2017. As our Chief Production Officer, Mr. Landrum oversees all aspects of our cultivation and processing. Mr. Landrum graduated from the University of Florida with a Bachelor of Science degree in Agriculture Economics and a master’s degree in Agricultural Education. Mr. Landrum has demonstrated dedicated leadership experience in the franchise restaurant industry. Before joining Trulieve, Mr. Landrum spent six years, from 2011 to 2017, at Rib, Inc., most recently serving as the Director of Operations, where he managed a team of nearly 200. Cumulatively, Mr. Landrum has over 14 years of experience in management of multi-site operations.

Rebecca Young has served as our Chief Accounting Officer since 2021 and previously as our Corporate Controller. Ms. Young has nearly 20 years of accounting and finance experience. Prior to joining Trulieve, from November 2006 to May 2021, Ms. Young held roles of increasing responsibility, including most recently as Corporate Controller, at Gerber Technology. Prior to joining Gerber Technology, Ms. Young was a Senior Associate at PricewaterhouseCoopers from August 2003 to November 2006. Ms. Young earned a Bachelor of Science in Business Administration in Accounting from the Bryant University, a Master of Science in Accounting from the University of Connecticut, and a Master of Business Administration in Human Resources Management from Saint Leo University.

EXECUTIVE COMPENSATION

2021 Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to the adoption of an executive compensation program that fosters the attraction and retention of highly-qualified executives, and motivates them to achieve our financial, operational and strategic objectives. We believe in providing our senior executive officers with a competitive pay package that includes a strong link between corporate performance and compensation. In doing so, the executive compensation program is designed to reward the creation of sustained long-term shareholder value, as well as each executive’s individual contributions in the context of overall annual corporate performance. We aim to meet these objectives with the principal components of our executive compensation program, which include a combination of base salary, annual cash bonuses and long-term incentives in the form of equity-based compensation.

2021 Executive Compensation Program

This section discusses the material components of the executive compensation program offered to our named executive officers (“NEOs”), identified below. For 2021, our NEOs were:

•	Kim Rivers, our Chief Executive Officer;

•	Alex D’Amico, our Chief Financial Officer; and

•	Eric Powers, our Chief Legal Officer.

We are an “emerging growth company,” as that term is used in the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

Summary Compensation Table

The following table provides information regarding compensation earned by our Chief Executive Officer and our two most highly compensated executive officers other than our principal executive officer who served during 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Kim Rivers(6)	2021	500,000		1,399,991	2,354,938	1,280,000	2,519,551	8,054,480
Chief Executive Officer	2020	323,958		—	499,914	200,000	16,354	1,040,226
Alex D’Amico(7)	2021	400,000	15,000	432,499	965,323	435,201	30,007	2,278,030
Chief Financial Officer	2020	162,500	145,000		420,072	75,000	11,435	814,007
Eric Powers(8)	2021	350,000	15,000	375,003	730,162	324,164	31,049	1,825,378
Chief Legal Officer	2020	200,000	15,000	—	228,532	40,000	27,444	510,976

(1)	Represents discretionary bonus amount paid in December 2021.
(2)

Represents the grant date fair value of restricted stock unit awards granted in fiscal year 2021 in accordance with ASC Topic 718. The 2021 amount reflected for Ms. Rivers does not include the grant date fair value of 2,285,178 restricted stock units granted to Ms. Rivers on September 15, 2021 to replace a compensatory warrant that was issued to Ms. Rivers in 2018 as reported in a Form 8-K filed with the SEC on September 17, 2021. The grant date fair value of such restricted stock units calculated in accordance with ASC Topic 718 is approximately $57,769,300 which was equal to the fair value of the replaced compensatory warrants as of such date

(3)	Represents the grant date fair value of option awards granted in fiscal years 2021 and 2020 in accordance with ASC Topic 718.
(4)

Represents non-equity incentive plan compensation for fiscal year 2021 based on achievement of qualitative and quantitative performance objectives for 2021 as determined by the Compensation Committee. Of the amounts listed for 2021, $26,667 of the amount listed for Mr. D’Amico and $20,417 of the amount listed for Mr. Powers are estimates of the remaining amounts to be paid based on the anticipated level of achievement of certain qualitative and quantitative performance objectives for 2021. The Company will report the finally determined non-equity incentive plan compensation for fiscal 2021 in a Form 8-K once a final determination of achievement of the qualitative and quantitative performance objectives for 2021 are made.

(5)

Includes employer paid portion of premiums for health, dental and vision insurance. $2,500,000 of the amount reflected for Ms. Rivers in 2021 represents a cash payment made by the Company to Ms. Rivers as consideration for the termination and cancellation of a compensatory warrant that was issued to Ms. Rivers in 2018 as reported in a Form 8-K filed with the SEC on September 17, 2021.

(6)

Ms. Rivers was appointed President and Chief Executive Officer of the Company in September 2018 upon completion of the Schyan Transaction. Ms. Rivers ceased serving as President of the Company in December 2021 upon the appointment of Mr. White as President.

(7)	Mr. D’Amico was appointed Chief Financial Officer of the Company in June 2020.
(8)	Mr. Powers was appointed General Counsel of the Company in February 2019 and was appointed Chief Legal Officer in March 2021.

Narrative Disclosure to Summary Compensation Table

For 2021, the Compensation Committee retained the services of Meridian Compensation Partners as its independent compensation consultant. Meridian conducted an external market review of our executive compensation program, and related compensation governance policies and practices to provide the Compensation Committee some guidance as to how current design compares to market practices. With Meridian’s assistance, the Compensation Committee approved a custom compensation peer group of similarly situated companies. The 2021 peer group is comprised of size appropriate peer companies that share similar industry, operational and financial characteristics and that represent reasonable competitors for executive talent. Meridian conducted a study of market competitive executive pay levels, incentive designs and other pay practices in preparation for our 2021 compensation cycle against our peer group, as well as relevant compensation surveys.

We review compensation annually for all of our employees, including our NEOs. In setting executive base salaries, bonuses and long-term incentives, we considered compensation for comparable positions in the market (including the results of the survey conducted by Meridian as outlined above), the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to us. We will evaluate the need for future revisions to our executive compensation program to ensure that our program is competitive with the companies with which we compete for executive talent and that it is appropriate for a public company.

Compensation Components

The executive compensation program during the fiscal year ended December 31, 2021 consisted of three principal components: (i) base salaries; (ii) incentive compensation in the form of performance-based cash bonuses; and (iii) equity awards, including stock options and RSUs.

Base Salaries

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to our success, the position and responsibilities of the NEOs and competitive industry pay practices for other high growth, premium brand companies of similarly sized companies in the industry.

Incentive Compensation and Benefits

Cash bonuses are awarded based on qualitative and quantitative performance standards and reward performance of each NEO individually. The determination of an NEO’s performance may vary from year to year depending on economic conditions and conditions in the industry in which we operate and may be based on measures such as revenue and other operational targets such as dispensaries opened and square footage of canopy space, metrics the Compensation Committee and management believe to provide proper incentives for achieving long-term shareholder value for us at this time. The Compensation Committee authorized Ms. Rivers to set quarterly performance objectives for the NEOs (other than herself) and to determine, in her discretion, the level of achievement with respect to such objectives. The Compensation Committee set annual performance objectives for Ms. Rivers and determined, in its discretion, the level of achievement with respect to such objectives. The Compensation Committee makes its determination on performance achievement in the first quarter of the year following the performance year. Cash bonuses, if any, is generally payable shortly following such determination.

For 2021, the Compensation Committee adopted a formal annual bonus design generally consistent with the market practice that utilizes two pre-established financial goals (revenue and EBITDA). This design utilizes a formal performance scale at threshold, target and maximum levels of achievement and payout scale ranging from zero to 200% of target, depending on the level of performance achievement and the applicable terms of the executive’s employment agreement.

Equity-Based Compensation

The long-term component of compensation for executive officers, including the NEOs, is currently based on RSUs and stock options. This component of compensation is intended to reinforce management’s commitment to long-term improvements in our performance.

For 2021, equity awards for our NEOs were paid 50% in RSUs and 50% in stock options. RSU awards will vest 50% in December 2022 and 50% in December 2023. Stock options will vest over a three-year period – one-third vested in December 2021, one-third vest in December 2022, and one-third vest in December 2023.

The 2021 Omnibus Incentive Plan (the “2021 Plan”), was adopted at our June 2021 annual meeting of shareholders. The 2021 Plan reserves 4,000,000 shares of Subordinate Voting Shares for issuance thereunder and replaced the Company’s prior equity plan. Pursuant to the 2021 Plan, we may grant equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance share units, performance units, and other stock-based and cash-based awards (“Equity Awards”), to eligible participants, as more fully described below. Any awards previously granted under the Schyan Exploration Inc. Stock Option Plan (the “Prior Plan”), including equity awards granted in the first quarter of 2021 for performance in 2020, will remain subject to the terms of the Prior Plan. No further grants of awards shall be made under the Prior Plan.

The purpose of the 2021 Plan is to enable us and certain of our subsidiaries to obtain and retain services of the eligible participants, which is essential to our long-term success. The granting of Equity Awards is intended to promote our long-term financial interests and growth by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of our business. Moreover, the 2021 Plan aims to align the interests of eligible participants with those of our shareholders through opportunities for increased equity-based ownership. For additional details on the 2021 Plan, see “Equity Compensation Plans”.

Restrictions on Hedging

Our Insider Trading and Reporting Policy prohibits our officers (including the NEOs), directors and employees from buying or selling financial instruments that are designed to hedge or offset a decrease in market value of our equity securities granted as compensation or held, directly or indirectly, by such individuals.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding Equity Awards held by our NEOs as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kim Rivers(2)	160,944	—		11.52	1/3/2025				—	—
	7,028	39,828	(3)	33.42	1/4/2026				—	—
	57,654	115,308	(4)	26.88	12/31/2027				—	—
						5,859	(5)	1,354,679
Alex D’Amico	128,777	—		12.50	6/1/2025			—	—	—
	5,355	30,345	(3)	33.42	1/4/2026				—	—
	17,811	35,622	(4)	26.88	12/31/2027				—	—
						16,090	(5)	418,501
Eric Powers	73,574	—		11.52	1/3/2025				—	—
	3,213	18,207	(3)	33.42	1/4/2026				—	—
	15,443	30,886	(4)	26.88	12/31/2027				—	—
						13,951	(5)	362,866

(1)

The market values of the awards set forth in this table are based on the number of awards shown multiplied by the closing price of our Subordinate Voting Shares on December 31, 2021 ($26.01), as reported by the OTCQX.

(2)

Excludes 2,285,178 Subordinate Voting Shares underlying outstanding vested RSUs, held by Ms. Rivers that will be issued upon settlement within sixty (60) days of September 15, 2024. Such RSUs have a market value of $59.4 million based on the number of RSUs multiplied by the closing price of our Subordinate Voting Shares on December 31, 2021 ($26.01), as reported by the OTCQX. The RSUs were granted Ms. Rivers to replace the compensatory warrant to purchase 2,811,159 Subordinate Voting Shares that was previously issued to Ms. Rivers on September 21, 2018. Each RSU represents the contingent right to receive one Subordinate Voting Share.

(3)

15% of the Subordinate Voting Shares underlying the option vested on December 31, 2021 and an additional 25% of the Subordinate Voting Shares underlying the option will vest on December 31, 2022. The remaining 60% of the Subordinate Voting Shares underlying the option will vest on December 31, 2023.

(4)

One-third of the Subordinate Voting Shares underlying the option vested on December 1, 2021. An additional one-third of the Subordinate Voting Shares underlying the option will vest on each of December 1, 2022 and December 1, 2023.

(5)	Represents RSUs granted on September 29, 2021, of which 50% of the RSUs will vest on December 1, 2022 and the remaining 50% of the RSUs will vest on December 1, 2023.

Employment Agreements, Severance and Change in Control Arrangements

We have entered into employment agreements with the NEOs listed below. The agreements generally provide for at-will employment and set forth the NEO’s initial base salary and eligibility for employee benefits. In addition, each of our NEOs is subject to confidentiality obligations and has agreed to assign to us any inventions developed during the term of their employment. None of the NEOs are automatically entitled to benefits solely upon a change in control of the Company.

Agreement with Ms. Rivers

On September 28, 2021, we entered into an Executive Employment Agreement with Kim Rivers, our Chief Executive Officer (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement,

Ms. Rivers’ will be paid an annual base salary of $500,000 and she will be eligible for an annual bonus targeted at 100% of her base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. Upon achievement of superior performance against goals by both the Company and Ms. Rivers, Ms. Rivers will be eligible to receive a bonus up to 200% of her base salary.

Ms. Rivers will also be eligible to receive certain severance benefits in connection with a termination of her employment by the Company without Cause or by Ms. Rivers for Good Reason (each as defined in the CEO Employment Agreement), in each case, subject to execution of a general release of claims. If such termination occurs, Ms. Rivers shall be entitled to receive the sum of (a) two and one-half (2.5) times the sum of her base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a thirty (30) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“CEO Severance”). In addition, the Company will pay COBRA premiums for Ms. Rivers (and her dependents) until the earlier of (i) the thirty (30) month anniversary of her termination date; and (ii) the date on which she either receives or becomes eligible to receive substantially similar coverage from another employer. In addition, all of Ms. Rivers’ unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met, and the Company will also provide Ms. Rivers twelve (12) months of outplacement support.

If the Company terminates Ms. Rivers’ employment without Cause or she terminates her employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the CEO Employment Agreement), then Ms. Rivers shall receive the same severance described above, except that (i) the CEO Severance shall be equal to the sum of (x) three (3) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (y) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of three (3) years.

Agreements with Mr. D’Amico and Mr. Powers

On September 29, 2021, we entered into Executive Employment Agreements with Alex D’Amico, our Chief Financial Officer, and Eric Powers, our Chief Legal Officer (each, an “NEO Employment Agreement”). Pursuant to their respective NEO Employment Agreements, Mr. D’Amico and Mr. Powers will paid an annual base salary of $400,000 and $350,000, respectively, and will be eligible for an annual bonus targeted at 80% and 70%, respectively, of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. Upon achievement of superior performance with respect to such performance goals, Mr. D’Amico and Mr. Powers will be eligible to receive a bonus equal to 160% and 140%, respectively, of base salary.

Each of Mr. D’Amico and Mr. Powers will also be eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by him for Good Reason (as defined in the NEO Employment Agreement), subject to execution of a general release of claims. If such termination occurs, Mr. D’Amico or Mr. Powers, as applicable, shall be entitled to receive the sum of (a) two (2) times the sum of his base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a twenty-four (24) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“NEO Severance”). In addition, the Company will pay COBRA premiums for Mr. D’Amico or Mr. Powers (and their dependents), as applicable, until the earlier of (i) the twenty-four (24) month anniversary of his termination date;

and (ii) the date on which he either receives or becomes eligible to receive substantially similar coverage from another employer. Finally, all of Mr. D’Amico’s or Mr. Powers’, as applicable, unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance-based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met.

If the Company terminates either Mr. D’Amico’s or Mr. Powers’ employment without Cause or either terminates his employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the Non-CEO Employment Agreement), then he shall receive the same severance described above, except that (i) the NEO Severance shall be equal to the sum of (I) two and one-half (2.5) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (II) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of twenty-four (24) months.

Securities Authorized for Issuance Under Equity Compensation Plans

Our equity compensation plans consist of our Prior Plan and our 2021 Plan. In connection with the adoption of the 2021 Plan at the June 2021 annual meeting of shareholders, we started granting awards under our 2021 Plan and ceased granting awards under the Prior Plan. The following table contains information about our equity compensation plans as of December 31, 2021:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,212,843	$19.76	3,077,842
Equity compensation plans not approved by security holders	4,704,336	$32.80	N/A
Total	6,917,179	$29.04	3,077,842

(1)	The weighted-average exercise price information does not include any outstanding RSUs, which represent the right to receive shares of common stock upon vesting.
(2)

Excludes 2,904,079 Subordinate Voting Shares underlying outstanding vested restricted stock units (each an “RSU”, and collectively, “RSUs”), that will be issued upon settlement within sixty (60) days of September 15, 2024.

DIRECTOR COMPENSATION

During 2019, we did not pay any compensation to our directors for their service as directors. Beginning in 2020, our board of directors approved the payment of compensation to its non-employee directors in the form of an annual retainer and stock option-based awards. Each non-employee director is paid an annual retainer of $36,000, provided any non-employee chairman of the board of directors is paid a $75,000 annual retainer. The chairs of the Compensation Committee and the Nominating and Corporate Governance Committee are paid an additional $8,000 annual retainer. The chair of the Audit Committee is paid an additional $12,000 annual retainer. Non-employee, founder directors receive annual stock option awards valued based on the grant date fair value at $120,000. Non-employee, non-founder directors receive annual stock option awards valued at $150,000. Directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the board of directors, committees of the board of directors or meetings of our shareholders.

The following table sets forth information regarding compensation awarded to, earned by or paid to our non-employee directors in connection with their service for the year ended December 31, 2021. Messrs. Hackney and O’Donnell’s terms concluded and Ms. Alvarez and Ms. Morreau were elected to the board of directors on June 10, 2021. We do not pay any compensation to our Chief Executive Officer, who is also the Chair of the board of directors, in connection with her service on our board of directors. See “Executive Compensation” for a discussion of the compensation of Ms. Rivers.

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	Total ($)
Giannella Alvarez	$18,000	$83,876	$101,876
Thad Beshears	$36,000	$119,952	$155,952
George Hackney(3)	$18,000	$119,952	$137,952
Peter Healy	$54,000	$149,946	$203,946
Richard May	$36,000	$119,952	$155,952
Thomas Millner	$48,000	$149,946	$197,946
Jane Morreau	$18,000	$83,876	$101,876
Michael J. O’Donnell, Sr.(3)	$18,000	$119,952	$137,952
Susan Thronson	$44,000	$149,946	$193,946

(1)	Represents amount earned or paid for service as a director during fiscal year 2021.
(2)	Represents the grant date fair value of option awards granted in fiscal year 2021 in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
(3)	Represents amount earned from January 1, 2021 through resignation. Messrs. Hackney and O’Donnell’s terms concluded in June 2021 as they did not run for reelection.

The table below shows the aggregate number of option awards held as of December 31, 2021 by each of our current non-employee directors who were serving as of that date.

Name	Number of Subordinate Voting Shares Underlying Options Outstanding at December 31, 2021
Giannella Alvarez	8,793
Thad Beshears	47,497
Peter Healy	59,372
Richard May	47,497
Thomas Millner	61,680
Jane Morreau	8,793
Susan Thronson	61,680

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussion, the compensation committee recommended to the board (and the board has approved) that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board

Susan Thronson (Chair)

Thad Beshears

Peter Healy

Richard May

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of the copies of such reports furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2021, the executive officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a).

Additional Matters

The board does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

By order of the board of directors:

ERIC POWERS Chief Legal Officer and Corporate Secretary

Quincy, Florida

April 28, 2022

TRULIEVE CANNABIS CORP. ATTN: CORPORATE SECRETARY 6749 BEN BOSTIC ROAD QUINCY, FL 32351 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 7, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TCNNF2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 7, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D81481-P69798 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TRULIEVE CANNABIS CORP. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Kim Rivers ! ! 1b. Giannella Alvarez ! ! 1c. Thad Beshears ! ! 1d. Peter Healy ! ! 1e. Richard May ! ! 1f. Thomas Millner ! ! 1g. Jane Morreau ! ! 1h. Susan Thronson ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date ForWithhold 2.The appointment of Marcum LLP as auditors for the!! Company for the ensuing year and the authorization of the board of directors of the Company to fix the auditors’ remuneration and terms of engagement NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. D81482-P69798 TRULIEVE CANNABIS CORP. Form of Proxy – Annual General Meeting to be held on June 8, 2022 Appointment of Proxyholder Print the name of the person you are appointing if this person is someone I/We being the undersigned holder(s) of Trulieve Cannabis Corp. hereby appoint other than the Management Nominees listed herein: Kim Rivers or, failing her, Eric Powers OR as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Trulieve Cannabis Corp. to be held via live webcast at www.virtualshareholdermeeting.com/TCNNF2022 at 10:00 A.M. EDT on June 8, 2022 or at any adjournment or postponement thereof. This form of proxy is solicited by and on behalf of the board of directors. Proxies must be received by 11:59 P.M., EDT, on June 7, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. Continued and to be signed on reverse side